Exhibit 4.2

CONFORMED COPY

This Instrument Prepared By:

/s/Charlene Anderson

Charlene Anderson

Delmarva Power & Light Company

800 King Street

Wilmington, DE 19801

DELMARVA POWER & LIGHT COMPANY

TO

THE BANK OF NEW YORK MELLON,

Trustee.

ONE HUNDRED AND SEVENTH SUPPLEMENTAL

INDENTURE

Dated as of January 1, 2011

(but executed on the dates shown on the execution page)

This ONE HUNDRED AND SEVENTH SUPPLEMENTAL INDENTURE, dated as of the first day of January, 2011 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company and THE BANK OF NEW YORK MELLON, a national banking association, hereinafter called the Trustee;

WITNESSETH:

WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this One Hundred and Seventh Supplemental Indenture called the “Original Indenture”), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which The Bank of New York Mellon is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

WHEREAS, by one hundred and six indentures supplemental to said Original Indenture dated as of October 1, 1943, of which one hundred and six supplemental indentures the One Hundred and Sixth Supplemental Indenture is dated as of January 1, 2010, the Original Indenture has been modified and supplemented (hereinafter, as so supplemented and amended, called the “Indenture”); and

WHEREAS, the execution and delivery of this One Hundred and Seventh Supplemental Indenture has been duly authorized by Unanimous Written Consent of the Board of Directors of the Company, and all conditions and requirements necessary to make this One Hundred and Seventh Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, have been in all respects duly authorized; and

WHEREAS, it is provided in and by the Original Indenture, inter alia, as follows:

“IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any hereinbefore or hereinafter expressly excepted) shall (subject to the provisions of Section 9.01 hereof and to the extent permitted by law) be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;”

and

WHEREAS, the Company has acquired certain other property, real, personal and mixed, which heretofore has not been specifically conveyed to the Trustee;

NOW, THEREFORE, this ONE HUNDRED AND SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH that for and in consideration of the premises and in pursuance of the provisions of the Indenture:

The Company has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and to its successors in the trust in the Indenture created, to its and their assigns forever, all the following described properties of the Company, and does confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenant in common, except as permitted by, and in conformity with, the provisions of the Indenture and particularly of Article IX thereof:

State and County

DELAWARE

Sussex

Property Name	Received For Record	Book	Page	Tax Map No.

Tunnell Parcel	03/09/2010	3765	206	Map 233-9 Parcel 45
Tunnell Parcel	03/09/2010	3765	203	Map 233-9 Parcel 46
Moore Parcel	12/09/2010	3849	231	Map 233-14 Parcel 3
Moore Parcel	12/09/2010	3849	242	Map 233-14 Parcel 4
Wilkinson Holdings Parcel	03/04/2010	3767	8	Map 235-30 Parcel 37.08

State and County

MARYLAND

Cecil

Property Name	Received For Record	Book	Page	Tax Map No.

High Valley South Parcel	11/19/2010	2934	100	Map 19 Parcel 113

State and County

MARYLAND

Dorchester

Property Name	Received For Record	Book	Page	Tax Map No.

Parham Parcel	04/072010	973	145	Map 32 Parcel 144
Windsor Parcel	05/06/2010	979	27	Map 32 Parcel 184
Lou’s Lake Parcel	05/19/2010	981	69	Map 56 Parcel 12
Anatidae Farm Parcel	07/13/2010	989	297	Map 56 Parcel 163
Hubbard Family Parcel	09/28/2010	999	128	Map 32 Parcel 90

State and County

MARYLAND

Talbot

Property Name	Received For Record	Book	Page	Tax Map No.

Trappe East Parcel	11/23/2010	1848	209	Map 55 Parcel 85

State and County

MARYLAND

Wicomico

Property Name	Received For Record	Book	Page	Tax Map No.
Bogg Parcel	02/01/2010	3155	118	Map 8 Parcel 453

State and County

VIRGINIA

Accomack

Property Name	Received For Record	Book	Page	Tax Map No.
Wells Parcel	11/3/09	3123	099	Map 8 Parcel 112
Richardson Parcel	12/30/09	3143	075	Map 8 Parcel 6
Mt. Pleasant AUMP	12/30/09	3143	067	Map 8 Parcel 164

Together with all other property, real, personal and mixed, tangible and intangible (except such property as in said Indenture expressly excepted from the lien and operation thereof), acquired by the Company on or prior to December 31, 2009, and not heretofore specifically subjected to the lien of the Indenture.

Also without limitation of the generality of the foregoing, the easements and rights-of-way and other rights in or not used in connection with the Company’s operations, which are conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:

State and County

DELAWARE

New Castle

Received For Record	Instrument No.	Tax ID No.
02/05/10	20100205-0006285	10-049.00-073
03/05/10	20100305-0011199	08-054.30-260
03/05/10	20100305-0011200	15-015.00-106
03/05/10	20100305-0011201	06-011.00-090
04/27/10	20100427-0020012	10-005.10-114 & 10-005.10-029
04/27/10	20100427-0020011	13-014.30-393, 13-014.30-394, 13-014.30-395, 13-014.30-396
04/27/10	20100427-0020016	11-023.00-057
04/27/10	20100427-0020015	11-021.30-008 thru 11-021.30-031, 11-021.40-001 thru 11-021.40-005, 11-026.10-001 thru 11-026.10-203

Received For Record	Instrument No.	Tax ID No.
04/27/10	20100427-0020014

13-008.40-093, 13-008.40-116,

13-008.40-100, 13-008.40-101,

13-008.40-109, 13-008.40-093,

13-008.40-110, 13-008.40-099,

13-008.40-106, 13-008.40-114,

13-008.40-103, 13-008.40-098,

13-008.40-095, 13-008.40-104,

13-008.40-108, 13-008.40-113,

13-008.40-097, 13-008.40-105,

13-008.40-102, 13-008.40-112,

13-008.40-117, 13-008.40-094,

13-008.40-096, 13-008.40-111,

13-008.40-107, 13-008.40-115,

13-008.40-118, 13-008.40-119

04/27/10	20100427-0020013	11-012.00-042
07/14/10	200100714-0036674	09-022.00-118
07/14/10	20100714-0036673	26-026.40-472 thru 26-026.40-474, 26-026.20-314, 26-027.30-001, 26-027.30-504 thru 27-027.30-507, 26-027.30-002, 26-027.10-159
07/14/10	20100714-0036676	14-019.00-170
07/14/10	20100714-0036675	09-034.00-005 thru .010, 09-034-00-051 & 09-030.00-058
09/02/10	20100902-0046271	07-046.20-269, 07-046.20-270 & 07-046.20-001
09/02/10	20100902-0046272	06-089.00-095
09/02/10	20100902-0046273	26-029.20-323, 26-029.20-327, 26-029.20-398, 26-029.20-398 thru 26-029.20-406
09/02/10	20100902-0046274	26-026.40-002, 26-026.20-015
11/05/10	20101105-0059779	15-022.00-063
11/15/10	20101105-0059778	See below for the list of lots this grant of easements covers

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
1	13-013.21-097	29	13-013.21-146	57	13-013.21-174
2	13-013.21-096	30	13-013.21-213	58	13-013.21-217
3	13-013.21-095	31	13-013.21-147	59	13-013.21-175
4	13-013.21-094	32	13-013.21-148	60	13-013.21-176
5	13-013.21-093	33	13-013.21-149	61	13-013.21-177
6	13-013.21-092	34	13-013.21-151	62	13-013.21-218
7	13-013.21-091	35	13-013.21-152	63	13-013.21-178
8	13-013.21-090	36	13-013.21-153	64	13-013.21-179
9	13-013.21-089	37	13-013.21-154	65	13-013.21-180
10	13-013.21-088	38	13-013.21-155	66	13-013.21-219
11	13-013.21-087	39	13-013.21-156	67	13-013.21-181
12	13-013.21-086	40	13-013.21-214	68	13-013.21-182
13	13-013.21-085	41	13-013.21-157	69	13-013.21-220
14	13-013.21-084	42	13-013.21-158	70	13-013.21-183
15	13-013.21-131	43	13-013.21-159	71	13-013.21-184
16	13-013.21-132	44	13-013.21-160	72	13-013.21-189
17	13-013.21-133	45	13-013.21-161	73	13-013.21-190
18	13-013.21-134	46	13-013.21-215	74	13-013.21-191
19	13-013.21-135	47	13-013.21-162	75	13-013.21-192
20	13-013.21-136	49	13-013.21-164	76	13-013.21-193
21	13-013.21-137	48	13-013.21-163	77	13-013.21-194
22	13-013.21-138	50	13-013.21-165	78	13-013.21-195
23	13-013.21-139	51	13-013.21-166	79	13-013.21-196
24	13-013.21-140	52	13-013.21-169	80	13-013.21-222
25	13-013.21-142	53	13-013.21-171	81	13-013.21-197
26	13-013.21-143	54	13-013.21-170	82	13-013.21-223
27	13-013.21-144	55	13-013.21-172	83	13-013.21-224
28	13-013.21-145	56	13-013.21-173	84	13-013.21-198

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
85	13-013.21-225	116	13-008.43-178	147	13-008.43-217
86	13-013.21-199	117	13-008.43-235	148	13-008.43-216
87	13-013.21-112	118	13-008.43-234	149	13-008.43-215
88	13-013.21-230	119	13-008.43-233	150	13-008.43-214
89	13-013.21-111	120	13-008.43-232	151	13-008.43-140
90	13-013.21-110	121	13-008.43-231	152	13-008.43-141
91	13-013.21-100	122	13-008.43-230	153	13-008.43-142
92	13-013.21-101	123	13-008.43-229	154	13-008.43-143
93	13-013.21-102	124	13-008.43-228	155	13-008.43-144
94	13-013.21-103	125	13-008.43-227	156	13-008.43-145
95	13-013.21-104	126	13-008.43-213	157	13-008.43-146
96	13-013.21-105	127	13-008.43-212	158	13-008.43-194
97	13-013.21-106	128	13-008.43-211	159	13-008.43-195
98	13-013.21-107	129	13-008.43-210	160	13-008.43-196
99	13-008.43-138	130	13-008.43-209	161	13-008.43-197
100	13-008.43-139	131	13-008.43-208	162	13-008.43-198
101	13-008.43-226	132	13-008.43-187	163	13-008.43-199
102	13-008.43-225	133	13-008.43-186	164	13-008.43-200
103	13-008.43-224	134	13-008.43-185	165	13-008.43-201
104	13-008.43-223	135	13-008.43-184	166	13-008.43-202
105	13-008.43-177	136	13-008.43-183	167	13-008.43-203
106	13-008.43-176	137	13-008.43-192	168	13-008.43-204
107	13-008.43-175	138	13-008.43-191	169	13-008.43-205
108	13-008.43-174	139	13-008.43-190	170	13-008.43-206
109	13-008.43-173	140	13-008.43-189	171	13-008.43-207
110	13-008.43-172	141	13-008.43-188	172	13-008.41-049
111	13-008.43-171	142	13-008.43-222	173	13-008.41-048
112	13-008.43-182	143	13-008.43-221	174	13-008.41-047
113	13-008.43-181	144	13-008.43-220	175	13-008.41-046
114	13-008.43-180	145	13-008.43-219	176	13-008.41-045
115	13-008.43-179	146	13-008.43-218	177	13-008.41-044

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
178	13-008.43-156	209	13-008.41-029	240	13-008.41-001
179	13-008.43-157	210	13-008.41-028	241	13-008.32-029
180	13-008.43-158	211	13-008.41-027	242	13-008.32-028
181	13-008.43-159	212	13-008.41-026	243	13-008.32-027
182	13-008.41-054	213	13-008.41-025	244	13-008.32-026
183	13-008.41-053	214	13-008.41-024	245	13-008.32-025
184	13-008.41-052	215	13-008.41-023	246	13-008.32-024
185	13-008.41-051	216	13-008.41-022	247	13-008.32-023
186	13-008.41-050	217	13-008.41-021	248	13-008.32-022
187	13-008.43-152	218	13-008.41-020	249	13-008.32-021
188	13-008.43-153	219	13-008.41-019	250	13-008.32-020
189	13-008.43-154	220	13-008.41-018	251	13-008.32-019
190	13-008.43-155	221	13-008.41-017	252	13-008.32-018
191	13-008.41-043	222	13-008.41-016	253	13-008.32-044
192	13-008.41-042	223	13-008.41-015	254	13-008.32-043
193	13-008.41-041	224	13-008.41-014	255	13-008.32-042
194	13-008.41-040	225	13-008.41-013	256	13-008.32-041
195	13-008.41-039	226	13-008.41-012	257	13-008.32-040
196	13-008.43-150	227	13-008.41-011	258	13-008.32-039
197	13-008.43-151	228	13-008.43-167	259	13-008.32-038
198	13-008.43-148	229	13-008.43-168	260	13-008.32-037
199	13-008.43-149	230	13-008.43-169	261	13-008.32-036
200	13-008.41-038	231	13-008.41-010	262	13-008.32-035
201	13-008.41-037	232	13-008.41-009	263	13-008.32-034
202	13-008.41-036	233	13-008.41-008	264	13-008.32-033
203	13-008.41-035	234	13-008.41-007	265	13-008.32-032
204	13-008.41-034	235	13-008.41-006	266	13-008.32-031
205	13-008.41-033	236	13-008.41-005	267	13-008.32-030
206	13-008.41-032	237	13-008.41-004	268	13-008.32-054
207	13-008.41-031	238	13-008.41-003	269	13-008.32-053
208	13-008.41-030	239	13-008.41-002	270	13-008.32-052

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
271	13-008.32-051	302	13-008.32-079	333	13-008.34-282
272	13-008.32-050	303	13-008.32-080	334	13-008.34-283
273	13-008.32-049	304	13-008.32-081	335	13-008.34-013
274	13-008.32-048	305	13-008.32-082	336	13-008.34-284
275	13-008.32-047	306	13-008.34-001	337	13-008.34-285
276	13-008.32-046	307	13-008.34-003	338	13-008.34-035
277	13-008.32-045	308	13-008.34-002	339	13-008.34-336
278	13-008.32-055	309	13-008.32-007	340	13-008.34-337
279	13-008.32-056	310	13-008.32-008	341	13-008.34-338
280	13-008.32-057	311	13-008.32-009	342	13-008.34-339
281	13-008.32-058	312	13-008.32-010	343	13-008.34-340
282	13-008.32-059	313	13-008.32-011	344	13-008.34-341
283	13-008.32-060	314	13-008.32-012	345	13-008.34-019
284	13-008.32-061	315	13-008.32-013	346	13-008.34-020
285	13-008.32-062	316	13-008.32-014	347	13-008.34-298
286	13-008.32-063	317	13-008.32-015	348	13-008.34-299
287	13-008.32-064	318	13-008.32-016	349	13-008.34-300
288	13-008.32-065	319	13-008.32-017	350	13-008.34-301
289	13-008.32-066	320	13-008.34-268	351	13-008.34-021
290	13-008.32-067	321	13-008.34-269	352	13-008.34-302
291	13-008.32-068	322	13-008.34-005	353	13-008.34-303
292	13-008.32-069	323	13-008.34-006	354	13-008.34-304
293	13-008.32-070	324	13-008.34-271	355	13-008.34-343
294	13-008.32-071	325	13-008.34-272	356	13-008.34-344
295	13-008.32-072	326	13-008.34-273	357	13-008.34-345
296	13-008.32-073	327	13-008.34-007	358	13-008.34-036
297	13-008.32-074	328	13-008.34-274	359	13-008.34-037
298	13-008.32-075	329	13-008.34-275	360	13-008.34-347
299	13-008.32-076	330	13-008.34-276	361	13-008.34-348
300	13-008.32-077	331	13-008.34-012	362	13-008.34-349
301	13-008.32-078	332	13-008.34-281	363	13-008.34-350

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
364	13-008.34-038	395	13-008.34-172	426	13-008.34-057
365	13-008.34-039	396	13-008.34-171	427	13-008.34-058
366	13-008.34-351	397	13-008.34-170	428	13-008.34-390
367	13-008.34-048	398	13-008.34-169	429	13-008.34-391
368	13-008.34-374	399	13-008.34-168	430	13-008.34-059
369	13-008.34-375	400	13-008.34-152	431	13-008.34-061
370	13-008.34-376	401	13-008.34-153	432	13-008.34-392
371	13-008.34-049	402	13-008.34-154	433	13-008.34-393
372	13-008.34-142	403	13-008.34-155	434	13-008.34-394
373	13-008.34-425	404	13-008.34-156	435	13-008.34-062
374	13-008.34-424	405	13-008.34-157	436	13-008.34-063
375	13-008.34-143	406	13-008.34-158	437	13-008.34-395
376	13-008.34-144	407	13-008.34-159	438	13-008.34-396
377	13-008.34-145	408	13-008.34-160	439	13-008.34-397
378	13-008.34-146	409	13-008.34-161	440	13-008.34-066
379	13-008.34-147	410	13-008.34-162	441	13-008.34-248
380	13-008.34-148	411	13-008.34-163	442	13-008.34-398
381	13-008.34-149	412	13-008.34-164	443	13-008.34-399
382	13-008.34-150	413	13-008.34-139	444	13-013.21-076
383	13-008.34-151	414	13-008.34-138	445	13-013.21-077
384	13-008.34-167	415	13-008.34-137	446	13-013.21-078
385	13-008.34-166	416	13-008.34-136	447	13-013.21-079
386	13-008.43-012	417	13-008.34-053	448	13-013.21-080
387	13-008.43-013	418	13-008.34-385	449	13-013.21-081
388	13-008.43-014	419	13-008.34-054	450	13-013.21-082
389	13-008.43-015	420	13-008.34-386	451	13-008.43-109
390	13-008.43-016	421	13-008.34-055	452	13-008.43-110
391	13-008.43-017	422	13-008.34-387	453	13-008.43-111
392	13-008.43-018	423	13-008.34-056	454	13-008.43-112
393	13-008.43-019	424	13-008.34-388	455	13-008.43-114
394	13-008.34-173	425	13-008.34-389	456	13-008.43-115

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
457	13-008.43-116	488	13-008.43-055	519	13-008.34-080
458	13-008.43-117	489	13-008.43-054	520	13-008.43-093
459	13-008,43-118	490	13-008.43-053	521	13-008.43-094
460	13-008.43-119	491	13-008.43-052	522	13-008.43-095
461	13-008.43-120	492	13-008.43-050	523	13-008.43-096
462	13-008.43-121	493	13-008.43-049	524	13-008.43-097
463	13-008.43-122	494	13-008.43-048	525	13-008.43-098
464	13-008.43-034	495	13-008.43-047	526	13-008.43-099
465	13-008.43-033	496	13-008.43-046	527	13-008.43-100
466	13-008.43-032	497	13-008.43-045	528	13-008.43-101
467	13-008.43-031	498	13-008.43-063	529	13-008.43-102
468	13-008.43-030	499	13-008.43-064	530	13-008.43-103
469	13-008.43-029	500	13-008.43-065	531	13-008.34-236
470	13-008.43-028	501	13-008.43-066	532	13-008.34-237
471	13-008.43-027	502	13-008.43-082	533	13-008.34-238
472	13-008.43-026	503	13-008.43-081	534	13-008.34-239
473	13-008.43-025	504	13-008.43-079	535	13-008.34-240
474	13-008.43-024	505	13-008.43-078	536	13-008.34-241
475	13-008.43-023	506	13-008.43-077	537	13-008.43-084
476	13-008.43-022	507	13-008.43-076	538	13-008.43-085
477	13-008.43-021	508	13-008.43-075	539	13-008.43-086
478	13-008.43-040	509	13-008.43-074	540	13-008.43-087
479	13-008.43-041	510	13-008.43-073	541	13-008.43-088
480	13-008.43-042	511	13-008.43-072	542	13-008.43-089
481	13-008.43-043	512	13-008.43-071	543	13-008.43-090
482	13-008.43-061	513	13-008.43-070	544	13-008.43-091
483	13-008.43-060	514	13-008.43-068	545	13-008.43-092
484	13-008.43-059	515	13-008.43-067	546	13-008.43-108
485	13-008.43-058	516	13-008.34-083	547	13-013.21-068
486	13-008.43-057	517	13-008.43-069	548	13-013.21-069
487	13-008.43-056	518	13-008.34-081	549	13-013.21-070

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
550	13-013.21-071	581	13-008.34-088	612	13-008.34-129
551	13-013.21-072	582	13-008.34-087	613	13-008.34-128
552	13-013.12-009	583	13-008.34-409	614	13-008.34-127
553	13-013.12-010	584	13-008.34-086	615	13-008.34-126
554	13-013.12-011	585	13-008.34-085	616	13-008.34-125
555	13-013.12-012	586	13-008.34-408	617	13-008.34-415
556	13-013.12-033	587	13-008.34-084	618	13-008.34-124
557	13-013.21-067	588	13-008.34-104	619	13-008.34-123
558	13-013.21-066	589	13-008.34-103	620	13-008.34-122
559	13-013.21-065	590	13-008.34-102	621	13-008.34-121
560	13-013.21-064	591	13-008.34-101	622	13-008.34-120
561	13-008.43-249	592	13-008.34-100	623	13-008.34-414
562	13-008.43-107	593	13-008.34-411	624	13-008.34-119
563	13-008.43-106	594	13-008.34-099	625	13-008.34-118
564	13-008.34-079	595	13-008.34-098	626	13-008.34-135
565	13-008.34-078	596	13-008.34-410	627	13-008.34-419
566	13-008.34-077	597	13-008.34-097	628	13-008.34-331
567	13-008.34-076	598	13-008.34-096	629	13-008.34-134
568	13-008.34-075	599	13-008.34-095	630	13-008.34-213
569	13-008.34-407	600	13-008.34-094	631	13-008.34-247
570	13-008.34-074	601	13-008.34-093	632	13-008.34-214
571	13-008.34-073	602	13-008.34-116	633	13-008.34-215
572	13-008.34-072	603	13-008.34-413	634	13-008.34-216
573	13-008.34-071	604	13-008.34-115	635	13-008.34-217
574	13-013.12-027	605	13-008.34-114	636	13-008.34-218
575	13-013.12-014	606	13-008.34-113	637	13-008.34-219
576	13-013.12-015	607	13-008.34-112	638	13-008.34-220
577	13-013.12-016	608	13-008.34-111	639	13-008.34-221
578	13-008.34-091	609	13-008.34-110	640	13-008.34-222
579	13-008.34-090	610	13-008.34-412	641	13-008.34-223
580	13-008.34-089	611	13-008.34-109	642	13-008.34-224

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
643	13-008.34-225	674	13-008.34-174	705	13-008.41-060
644	13-008.34-226	675	13-008.34-254	706	13-008.41-059
645	13-008.34-227	676	13-008.34-175	707	13-008.41-058
646	13-008.34-228	677	13-008.34-176	708	13-008.41-057
647	13-008.34-229	678	13-008.34-177	709	13-008.41-056
648	13-008.34-230	679	13-008.34-193	710	13-008.41-055
649	13-008.34-231	680	13-008.34-192	711	13-008.43-160
650	13-008.34-232	681	13-008.34-191	712	13-008.43-161
651	13-008.34-233	682	13-008.34-190	713	13-008.43-162
652	13-008.34-234	683	13-008.34-189	714	13-008.43-163
653	13-008.34-235	684	13-008.34-188	715	13-008.43-164
654	13-008.34-194	685	13-008.34-187	716	13-008.43-039
655	13-008.34-195	686	13-008.34-186	717	13-008.43-038
656	13-008.34-196	687	13-008.34-185	718	13-008.43-037
657	13-008.34-197	688	13-008.34-184	719	13-008.43-036
658	13-008.34-198	689	13-008.34-183	720	13-008.43-035
659	13-008.34-199	690	13-008.34-182	721	13-008.43-124
660	13-008.34-200	691	13-008.34-181	722	13-008.43-125
661	13-008.34-252	692	13-008.34-180	723	13-008.43-126
662	13-008.34-201	693	13-008.34-179	724	13-008.43-127
663	13-008.34-202	694	13-008.34-178	725	13-008.43-128
664	13-008.34-203	695	13-008.43-165	726	13-008.43-129
665	13-008.34-204	696	13-008.43-166	727	13-008.43-130
666	13-008.34-205	697	13-008.41-068	728	13-008.43-113
667	13-008.34-206	698	13-008.41-067	729	13-013.21-205
668	13-008.34-207	699	13-008.41-066	730	13-013.21-130
669	13-008.34-208	700	13-008.41-065	731	13-013.21-129
670	13-008.34-253	701	13-008.41-064	732	13-013.21-128
671	13-008.34-209	702	13-008.41-063	733	13-013.21-127
672	13-008.34-210	703	13-008.41-062	734	13-013.21-126
673	13-008.34-211	704	13-008.41-061	735	13-013.21-125

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
736	13-013.21-124	767	13-013.21-226	798	13-008.34-067
737	13-013.21-123	768	13-013.21-200	799	13-008.34-070
738	13-013.21-122	769	13-013.21-201	800	13-008.34-404
739	13-013.21-121	770	13-013.21-227	801	13-008.34-405
740	13-008.43-132	771	13-013.21-228	802	13-008.34-251
741	13-008.43-131	772	13-013.21-202	803	13-008.34-406
742	13-013.21-120	773	13-013.21-229	804	13-013.12-020
743	13-013.21-119	774	13-013.21-203	805	13-013.12-002
744	13-013.21-118	775	13-013.21-115	806	13-013.12-021
745	13-008.43-133	776	13-013.21-212	807	13-013.12-022
746	13-008.43-134	777	13-013.21-114	808	13-013.12-003
747	13-008.43-135	778	13-013.21-113	809	13-013.12-023
748	13-008.43-136	779	13-008.43-105	810	13-013.12-024
749	13-008.43-137	780	13-008.43-104	811	13-013.12-025
750	13-013.21-231	781	13-008.34-108	812	13-013.12-005
751	13-013.21-109	782	13-008.34-107	813	13-013.12-017
752	13-008.43-250	783	13-008.34-106	814	13-013.12-026
753	13-013.21-108	784	13-008.34-105	815	13-013.12-018
754	13-013.21-117	785	13-008.34-133	816	13-013.12-028
755	13-013.21-116	786	13-008.34-418	817	13-013.12-029
756	13-013.00-231	787	13-008.34-132	818	13-013.12-019
757	13-008.34-010	788	13-008.34-131	819	13-013.12-006
758	13-013.21-150	789	13-008.34-417	820	13-013.12-030
759	13-013.21-216	790	13-008.34-416	821	13-013.12-031
760	13-013.21-167	791	13-008.34-130	822	13-013.12-032
761	13-013.21-168	792	13-008.34-400	823	13-013.12-007
762	13-013.21-185	793	13-008.34-249	824	13-013.12-008
763	13-013.21-221	794	13-008.34-250	825	13-013.21-075
764	13-013.21-186	795	13-008.34-401	826	13-008.34-377
765	13-013.21-187	796	13-008.34-402	827	13-008.34-378
766	13-013.21-188	797	13-008.34-403	828	13-008.34-379

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
829	13-008.34-050	860	13-008.34-306	891	13-008.34-032
830	13-008.34-380	861	13-008.34-307	892	13-008.34-328
831	13-008.34-381	862	13-008.34-308	893	13-008.34-329
832	13-008.34-051	863	13-008.34-023	894	13-008.34-330
833	13-008.34-382	864	13-008.34-309	895	13-008.34-033
834	13-008.34-383	865	13-008.34-024	896	13-008.34-332
835	13-008.34-384	866	13-008.34-310	897	13-008.34-333
836	13-008.34-052	867	13-008.34-311	898	13-008.34-334
837	13-008.34-423	868	13-008.34-312	899	13-008.34-335
838	13-008.34-141	869	13-008.34-313	900	13-008.34-034
839	13-008.34-422	870	13-008.34-025	901	13-008.34-352
840	13-008.34-421	871	13-008.34-314	902	13-008.34-353
841	13-008.34-140	872	13-008.34-315	903	13-008.34-040
842	13-008.34-014	873	13-008.34-316	904	13-008.34-354
843	13-008.34-286	874	13-008.34-317	905	13-008.34-355
844	13-008.34-287	875	13-008.34-318	906	13-008.34-356
845	13-008.34-288	876	13-008.34-026	907	13-008.34-041
846	13-008.34-015	877	13-008.34-027	908	13-008.34-357
847	13-008.34-016	878	13-008.34-319	909	13-008.34-358
848	13-008.34-289	879	13-008.34-320	910	13-008.34-359
849	13-008.34-290	880	13-008.34-321	911	13-008.34-360
850	13-008.34-291	881	13-008.34-028	912	13-008.34-042
851	13-008.34-292	882	13-008.34-322	913	13-008.34-043
852	13-008.34-017	883	13-008.34-323	914	13-008.34-361
853	13-008.34-293	884	13-008.34-324	915	13-008.34-362
854	13-008.34-294	885	13-008.34-325	916	13-008.34-363
855	13-008.34-295	886	13-008.34-029	917	13-008.34-364
856	13-008.34-296	887	13-008.34-030	918	13-008.34-044
857	13-008.34-018	888	13-008.34-326	919	13-008.34-045
858	13-008.34-305	889	13-008.34-327	920	13-008.34-365
859	13-008.34-022	890	13-008.34-031	921	13-008.34-366

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
922	13-008.34-367		13-008.32-095		13-008.41-071
923	13-008.34-368		13-008.34-011		13-008.43-020
924	13-008.34-046		13-008.34-092		13-008.43-083
925	13-008.34-369		13-008.34-117		13-008.43-170
926	13-008.34-370		13-008.34-165		13-008.43-193
927	13-008.34-371		13-008,34-165		13-008.43-236
928	13-008.34-372		13-008.34-212		13-008.43-237
929	13-008.34-047		13-008.34-242		13-008.43-238
930	13-008.34-008		13-008.34-243		13-008.43-239
931	13-008.34-277		13-008.34-244		13-008.43-242
932	13-008.34-278		13-008.34-245		13-008.43-243
933	13-008.34-009		13-008.34-255		13-008.43-244
934	13-008.34-279		13-008.34-256		13-008.43-245
935	13-008.34-280		13-008.34-257		13-008.43-246
936	13-008.32-093		13-008.34-258		13-008.43-247
937	13-008.32-092		13-008.34-259		13-008.43-248
938	13-008.32-091		13-008.34-260		13-008.43-251
939	13-008.32-006		13-008.34-261		13-008.43-252
940	13-008.32-005		13-008.34-262		13-008.43-253
941	13-008.32-090		13-008.34-263		13-013.12-001
942	13-008.32-089		13-008.34-264		13-013.12-013
943	13-008.32-004		13-008.34-265		13-013.21-083
944	13-008.32-003		13-008.34-270		13-013.21-098
945	13-008.32-088		13-008.34-297		13-013.21-141
946	13-008.32-087		13-008.34-342		13-013.21-204
947	13-008.32-086		13-008.34-346		13-013.21-206
948	13-008.32-002		13-008.34-373		13-013.21-207
949	13-008.32-085		13-008.34-420		13-013.21-208
950	13-008.32-084		13-008.34-426		13-013.21-209
951	13-008.32-001		13-008.41-069		13-013.21-211
	13-008.32-094		13-008.41-070		13-013.21-232

Lot #	Tax Parcel Number	Lot #	Tax Parcel Number	Lot #	Tax Parcel Number
13-013.21-233
13-008.32-083
13-008.34-246
13-008.34-266
13-008.34-267
13-013.21-210
13-013.23-037
13-008.34-004
13-008.43-147
13-013.21-099

State and County

DELAWARE

Kent

Received For Record	Instrument No.	Tax ID No.
03/08/10	2010-165889	7-00-10902-02-0600-0001
03/08/10	2010-165888	4-00-03800-01-0102-00001
07/15/10	2010-172918	6-09-18005-01-4201-00001
07/15/10	2010-172917	6-09-18005-01-4201-00001
07/15/10	2010-17216	7-00-104.20-01-30.00
09/03/10	2010-175511	Map 8-00-139.00-01-11.04-00001 Par 55431
09/03/10	2010-175512	Map 3-00-01600-01-7817-00001 Par 7817
10/13/10	2010-174460	05-075.00-01-3.00
11/29/10	2010-180200	NM-00-094.00-02-42.00-000 & NM-00-094.19-01-48.00-00
11/29/10	2010-180201	7-20-09401-01-0400-00001,7-20-09401-01-0200-
0001,7-20-09401-01-0300-00001,7-20-09401-01-0400-
00001,7-20-09401-01-0500-00001,7-20-09401-01-0600-00001,7-20-09401-
0700-00001,7-20-09401-0800-00001,7-20-09401-01-0900-00001
11/29/10	2010-180202	7-00-11900-1202-000
11/29/10	2010-180203	4-00-04700-01-2000-00001

State and County

DELAWARE

Sussex

Received	Deed Records		Tax ID No.
For Record	Book	Page
01/20/10	3753	82	Map 1-34-17.00 Par 51.00
04/27/10	3779	148	3-32-35-30.00-37.05
04/27/10	3779	150	2-34 2.00 26.00
04/27/10	3779	146	5-31 12.00 84.04
04/27/10	3779	144	2-34 29.00 61.00
06/30/10	3801	94	3-30 15.13 44.00
06/30/10	3801	92	2-3 12.00 45.05
06/30/10	3801	90	2-30 26.00 19.00
06/30/10	3801	96	1-34 8.00 42.00
06/30/10	3801	88	2-34 5.00 10.00
07/16/10	3805	336	1-32 12.00 114.05
07/16/10	3805	341	1-35 19.08 162
07/16/10	3805	338	4 13.00 171.01
11/08/10	3839	244	3-32 1.00 59.00

State and County

MARYLAND

Caroline

Received	Deed Records		Tax Id No.
For Record	Book	Page
03/05/10	901	189	Map 61 Par 238 Lots 2, 3, 4
04/28/10	906	499	Map 21 Par 20 Lots 1-5
04/28/10	906	501	Map 25 Lot 3 P 1st Lot 4P 1st
04/28/10	906	503	Map 25 Lot 3 & 4 P 3rd
09/03/10	923	307 313	Map 23 Par 7
11/08/10	932	470	Par 722
11/08/10	932	472	Par 170
11/08/10	932	474	Map 104 Par 855

State and County

MARYLAND

Cecil

Received	Deed Records		Tax Id No.
For Record	Book	Page
03/09/10	2806	114	Map 322 Par 106 Lot 1
03/09/10	2806	116	Map 32 Par 468
03/09/10	2806	118	Map 32 Par 495
03/09/10	2806	120	Map 21 Par 197 (All inclusive)
03/09/10	2806	122	Map 500 Par 77
07/16/10	2868	258	Map Cecil 3-F-8 Par 511
07/16/10	2868	256	Map Cecil 3-F-8 Par 511
07/16/10	2868	260	Map 30 Par 11
07/16/10	2686	265	Map 22 Par 253
07/16/10	2868	267	Map 26 Par 675 (Lot 1)
07/16/10	2868	269	Map 26 Par 270
07/16/10	2868	271	Map 26 Par 675 (Lot 2 & 3)
07/16/10	2868	262	Map Cecil 3-H-5 600 Par 54
09/20/10	2898	193	Map 8 Par 127
09/20/10	2898	191	Map 8 Par 234
09/20/10	2898	188	Map 8 Par 206
09/20/10	2898	201	Map 26 Par 621 (Lot 3A)
09/20/10	2898	195	Map 5 Par 65
09/20/10	2898	197	Map 315 Par 2377 (All lots inclusive)
09/20/10	2898	199	Map 19 Par 49
09/20/10	2898	186	Map 16 Par 2
09/21/10	2899	079	Map 12 part of Par 228, 77, 235 & 32
09/21/10	2899	081	Map 22 Par 252
09/21/10	2899	084	Map 32 Par 20
12/13/10	2947	149	Par a735 Map 10
12/13/10	2947	137	Par 572 Map 17
12/13/10	2947	147	Par 122 Map 23
12/13/10	2947	144	Par 392 Map 500
12/13/10	2947	142	Par 301 Map 37
12/13/10	2947	140	Par 75 Map 37
12/13/10	2947	151	Par 40 Map 43
12/13/10	2947	154	Par 290
12/13/10	2947	156	Par 49 Map 19 Lt 4
12/13/10	2947	158	Par 49 Map 19 Lt 2
12/13/10	2947	160	Par 176 Map 02
12/13/10	2947	162	Par 21 Map 02
12/13/10	2947	164	Par 11 Map 17

State and County

MARYLAND

Dorchester

Received	Deed Records		Tax Id No.
For Record	Book	Page
03/05/10	0968	424	Map 304 Par 2862
03/05/10	0968	426	Map 30 Par 18
04/11/10	1017	185	Map 44 Parcel 2
09/03/10	0996	112	Map 40 Par 85
09/03/10	0996	110	Map 40 Par 29
09/03/10	0996	108	Map 22 Par 43
09/03/10	0996	116	Map 30 Par 271
09/03/10	0996	106	Map 302 Par 3331
09/03/10	0996	104	Map 401 Par 286
09/03/10	0996	118	Map 40 Par 86
09/03/10	0996	114	Map 40 Par 69
11/09/10	1007	064	Map 30 Par 271 07-194145
11/19/10	1007	055	Map 14 Par 10
11/19/10	1007	062	Map 6 Par 155

State and County

MARYLAND

Harford

Received	Deed Records
For Record	Book	Page	Tax Id No.
07/26/10	08734	462	Par 242 Map 17 Lt 3
07/26/10	08734	459	Par 284 Map 17
12/27/10	08982	303	Par 131 Map 12 Lt 4

State and County

MARYLAND

Kent

Received	Deed Records		Tax Id No.
For Record	Book	Page
03/05/10	0638	188	Map 7 Par 2
04/26/10	0642	418	Map 205 Par 243
04/26/10	0642	420	Map 51 Parc 29
04/26/10	0642	415	Map 27 Par 5
07/14/10	0650	106	Map 51 Par 405
07/14/10	0650	108	Map 18 Par 1
07/14/10	0654	104	Map 55 Par 178
09/03/10	0654	213	Map 203 Par 737

State and County

MARYLAND

Queen Anne’s

Received	Deed Records		Tax Id No.
For Record	Book	Page
03/08/10	1932	484	Map 57 Par 29
03/08/10	1932	486	Map 46 Par 16 Lt 1 & 3-19
03/08/10	1932	488	Map 19 Par 8
05/05/10	1944	307	Map 40 Par 42 Lt 293
07/14/10	1957	686	Map 24 Par 29
07/14/10	1957	688	Map 15 Par 3
07/14/10	1957	690	Map 58 Par 820 Lts 2, 3
09/07/10	1968	035	Map 58 Par 820 Lt 1
09/07/10	1968	037	Map 57 Par 43 Lt 2
09/07/10	1968	039	Map 37 Par 6 Lt 20
09/07/10	1968	041	Map 37 Par 6 Lts 19,21, 22
09/07/10	1968	043	Map 37 Par 47
09/07/10	1968	045	Map 37 :Par 1
09/07/10	1968	047	Map 37 Par 44
09/0710	1968	049	Map 36 Par 16 Lt 9
09/07/10	1968	051	Map 36 Par 16 Lt 10
09/07/10	1968	053	Map 36 Par 16 Lt 11
09/07/10	1968	055	Map 36 Par 70
09/07/10	1968	057	Map 36 Par 17
09/07/10	1968	059	Map 36 Par 34 Lt 2
09/07/10	1968	061	Map 36 Par 16 Lt 2
09/07/10	1968	063	Map 6 Par 15 Lts 2A, 2B, 3A
09/08/10	1968	210	Map 36 Par 16 Lt 3
09/08/10	1968	212	Map 36 Par 16 Lt 15
09/08/10	1968	214	Map 36 Par 16 Lt 1
09/08/10	1968	216	Map 36 Par 16 Lt 13
09/08/10	1968	218	Map 36 Par 16 Lt 14
09/08/10	1968	220	Map 36 Par 16 Lt 4
12/28/10	1995	171	Par 11

State and County

MARYLAND

Somerset

Received	Deed Records		Tax Id No.
For Record	Book	Page
03/05/10	0773	393	Map 57 Par 415
03/05/10	0773	395	Map 59 Par 105
03/05/10	0773	397	Map 100 Par 154
05/14/10	0778	495	Map 49 Par 7
05/14/10	0778	497	Map 49 Par 7
07/14/10	0783	270	Map 22 Par 298
07/14/10	0783	272	Map 16 Par 27
11/29/10	0792	381	Par 70

State and County

MARYLAND

Talbot

Received	Deed Records		Tax Id#
For Record	Book	Page
03/05/10	1779	009	Par 79 (Map 39 Lot 1)
04/27/10	1792	037	Map 31 Par 150 Lt 2

State and County

MARYLAND

Wicomico

Received	Deed Records		Tax Id No.
For Record	Book	Page
03/05/10	3163	248	Map 49 Par 146
04/26/10	3180	257	Par 66
04/26/10	3180	281	Map 805 Par 693
04/26/10	3180	261	Par 179
04/26/10	3180	263	Par 554
04/26/10	3180	269	Par 2447
04/26/10	3180	265	Par 68
04/26/10	3180	253	Par 1818
04/26/10	3180	275	Par 219
04/26/10	3180	271	Par 278
04/26/10	3180	273	Par 552
04/26/10	3180	279	Map 115 Par 458
07/15/10	2309	055	Map 41 Par 130 Lt 1
11/05/10	3248	331	Map 31 Par 420
11/05/10	3248	333	Par 2610
11/05/10	3248	335	Par 1108
11/05/10	3248	337	Map 39 Par 406 Lt C1
11/05/10	3248	339	Par 721 Lt 19

State and County

MARYLAND

Worcester

Received	Deed Records		Tax Id #
For Record	Book	Page
04/26/10	5465	032	Map 40 Par 115
07/14/10	5507	023	Map 94 Par 43
07/14/10	5507	025	Map 118 Par 7646A
07/14/10	5507	027	Map 4 Par 19
07/14/10	5507	029	Map 4 Par 20
07/14/10	5507	031	Map 4 Par 22
07/14/10	5507	033	Map 4 Par 9
09/03/10	5533	373	Map 92 Par 69
09/03/10	5533	375	Map 110 Par 3954 & 3955
09/03/10	5533	377	Map 93 Par 32
09/03/10	5533	379	Map 93 Par 81
09/03/10	5533	381	Map 3 Parc 122
09/03/10	5533	383	Map 73 Par 126 Lt 9

State and County

VIRGINIA

Accomack

Received	Deed Records		Tax Id No.
For Record	Book	Page
03/11/10	2010	1281	Map 13-A-84 Parcel 1

The following is a schedule of bonds issued under the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, effective as of October 1, 1994, that can be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium Term Notes, Series I; and First Mortgage Bonds, Pledged Series I.

First Mortgage Bonds, Series I/Secured Medium Term Notes, Series I

Issuance Date	Tranche	Maturity	Principal
06/19/95	7.71% Bonds	06/01/25	$100,000,000
06/19/95	6.95% Amortizing Bonds	06/01/08	$25,800,000
11/25/08	6.40% Bonds	12/01/13	$250,000,000

First Mortgage Bonds, Pledged Series I

Issuance Date	Tranche	Maturity	Principal
10/12/94	1994	10/01/29	$33,750,000

Total Bonds Issued:			$409,550,000

As supplemented and amended by this One Hundred and Seventh Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this One Hundred and Seventh Supplemental Indenture shall be read, taken and construed as one and the same instrument.

This One Hundred and Seventh Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

The debtor and its mailing address are Delmarva Power & Light Company, Mailstop 92DC42, 500 N. Wakefield Drive, Newark, Delaware 19702-5440. The secured party and its address, from which information concerning the security interest hereunder may be obtained, is The Bank of New York Mellon, 525 William Penn Place — 38th Floor, Pittsburgh, Pennsylvania 15259, Attn.: Corporate Finance.

The Company acknowledges that it received a true and correct copy of this One Hundred and Seventh Supplemental Indenture.

This One Hundred and Seventh Supplemental Indenture is executed and delivered pursuant to the provisions of Section 5.11 and paragraph (a) of Section 17.01 of the Indenture for the purpose of conveying, transferring and assigning to the Trustee and of subjecting to the lien of the Indenture with the same force and effect as though included in the granting clause thereof the above described property so acquired by the Company on or prior to the date of execution, and not heretofore specifically subject to the lien of the Indenture; but nothing contained in this One Hundred and Seventh Supplemental Indenture shall be deemed in any manner to affect (except for such purposes) or to impair the provisions, terms and conditions of the Original Indenture, or of any indenture supplemental thereto and the provisions, terms and conditions thereof are hereby expressly confirmed.

The recitals hereinabove set forth are made solely by the Company and the Trustee shall have no responsibility therefor.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by an authorized officer, effective as of the 1st day of January, 2011.

DELMARVA POWER & LIGHT COMPANY

Date of Execution	By	/s/ David M. Velazquez
DAVID M. VELAZQUEZ, PRESIDENT
April 8, 2011

Attest:

/s/ Jeffery E. Snyder
JEFFERY E. SNYDER, ASSISTANT SECRETARY

THE BANK OF NEW YORK MELLON, as Trustee

Date of Execution	By	/s/ Thomas J. Provenzano
THOMAS J. PROVENZANO, VICE PRESIDENT
April 12, 2011

Attest:

/s/ Jake McGlynn
Trust Associate,

DISTRICT OF COLUMBIA: SS.

BE IT REMEMBERED that on this 8th day of April, 2011, personally came before me, a notary public for the District of Columbia, David M. Velazquez, President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (the “Company”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be his own act and deed and the act and deed of the Company; that his signature is in his own proper handwriting; that the seal affixed is the common or corporate seal of the Company; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of the Company.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Linda J. Epperly
Notary Public, District of Columbia
My commission expires January 1, 2015

Certification

This document was prepared under the supervision of an attorney admitted to practice before the Court of Appeals of Maryland, or by or on behalf of one of the parties named in the within instrument.

/s/ Charlene Anderson
Charlene Anderson

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS.
COUNTY OF ALLEGHENY	)

BE IT REMEMBERED that on this 12th day of April, 2011, personally came before me, a Notary Public for the Commonwealth of Pennsylvania, Thomas J. Provenzano, Vice President of THE BANK OF NEW YORK MELLON, a national banking association (the “Trustee”), party to the foregoing instrument, known to me personally to be such, and acknowledged the instrument to be her own act and deed and the act and deed of the Trustee; that her signature is her own proper handwriting; that the seal affixed is the common or corporate seal of the Trustee; and that her act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of the Trustee.

GIVEN under my hand and official seal the day and year aforesaid.

/s/ Leslie Lockhart
Notary Public, Commonwealth of Pennsylvania
My commission expires June 4, 2014

[Seal]

CERTIFICATE OF RESIDENCE

THE BANK OF NEW YORK MELLON, successor Trustee to the Trustee within named, hereby certifies that it has a residence at 525 William Penn Place — 38th Floor, Pittsburgh, Pennsylvania 15259.

THE BANK OF NEW YORK MELLON

By	/s/ Thomas J. Provenzano